UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 6, 2020 (March 31, 2020)

MATSON, INC.

(Exact Name of Registrant as Specified in its Charter)

_____________________

Hawaii	001-34187	99-0032630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1411 Sand Island Parkway
Honolulu, Hawaii	96819
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (808) 848-1211

(Former Name or former address, if changed since last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	MATX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.Entry Into a Material Definitive Agreement.

Amendment to Credit Agreement

On March 31, 2020, Matson, Inc. (“Matson” or the “Company”) entered into a First Amendment to Amended and Restated Credit Agreement (the “Credit Agreement Amendment”) to its Amended and Restated Credit Agreement dated as of June 29, 2017 (the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by the Credit Agreement Amendment, the “Credit Agreement”) with Bank of America, N.A. as Agent, Swing Line Lender and L/C Issuer, the lenders party thereto, and First Hawaiian Bank, as L/C Issuer.

The Credit Agreement Amendment provides for amendments to certain covenants and other terms, including (i) increasing the permitted consolidated leverage ratio from March 31, 2020 to December 30, 2021, amending the pricing grid to provide for pricing ranging from, at the Company’s election, LIBOR plus a margin between 1.75% and 3.50% depending on the Company’s consolidated net leverage ratio, or base rate plus a margin between 0.75% and 2.50% depending on the Company’s consolidated net leverage ratio; (ii) providing for additional limitations on stock redemptions and repurchases, sale leaseback transactions and asset sales during the period from March 31, 2020 through and including December 30, 2021; and (iii) providing for additional limitations on incurrence of priority debt through December 21, 2027. In addition, the Credit Agreement Amendment adds a “most favored lender” provision for the benefit of the lenders with respect to the Company’s private Note Purchase Agreements (as defined below). Customary fees were payable in connection with the closing of the Credit Agreement Amendment.

The foregoing description is qualified in its entirety by the terms and conditions set forth in the Credit Agreement Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendments to Existing Private Placement Facilities

On March 31, 2020, Matson and the holders of notes party thereto entered into amendments (collectively, the “2020 NPA Amendments”) to each of (1) the Third Amended and Restated Note Purchase Agreement and Private Shelf Agreement dated as of September 14, 2016, among Matson and the holders of the notes issued thereunder, (2) the Note Purchase Agreement dated November 5, 2013 among Matson and the holders of the notes issued thereunder, (3) the Note Purchase Agreement dated July 30, 2015 among Matson and the holders of the notes issued thereunder, and (4) the Note Purchase Agreement dated December 21, 2016 among Matson and the holders of the notes issued thereunder, in each case as amended prior to such date (the “Existing Note Purchase Agreements,” and the Existing Note Purchase Agreements, as so amended, the “Note Purchase Agreements”).

The 2020 NPA Amendments provide for amendments to certain covenants and other terms, including (i) increasing the permitted consolidated leverage ratio from March 31, 2020 to December 30, 2021; (ii) providing for additional quarterly interest enhancement payments based on the Company’s consolidated leverage ratio from the fiscal quarter ending March 31, 2020 through and including the fiscal quarter ending December 31, 2021; (iii) providing for an additional 25 basis points of interest on the notes commencing on January 1, 2022 (subject to termination of such incremental interest upon the Company meeting a consolidated leverage ratio of less than 3:00 to 1:00 for two consecutive fiscal quarters); (iv) providing for additional fee payments to be made for the fiscal quarters ending June 30, 2021 and September 30, 2021; (v) providing for prepayment at par at the option of the holders with proceeds of certain Title XI debt and dispositions of capital assets; (vi) providing for additional limitations on stock redemptions and repurchases, sale leaseback transactions and asset sales during the period from March 31, 2020 through and including December 30, 2021; and (vii) providing for additional limitations on incurrence of priority debt through December 21, 2027. In addition, the 2020 NPA Amendments add a “most favored lender” provision for the benefit of the noteholders with respect to the other Note Purchase Agreements and the Credit Agreement. Customary fees were payable in connection with the closing of the 2020 NPA Amendments.

The foregoing description is qualified in its entirety by the terms and conditions set forth in the 2020 NPA Amendments, copies of which are filed as Exhibits 10.2 to 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.02Results of Operations and Financial Condition

On April 6, 2020, the Company issued a press release announcing preliminary first quarter 2020 financial results, amendments to its bank and long-term note agreements to enhance liquidity (as described in Item 1.01 herein), and withdrawal of its financial outlook for the full year 2020 in light of the evolving COVID-19 situation. A copy of the press release is attached hereto as Exhibit 99.1.

The exhibit and information furnished pursuant to Item 2.02 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.03.Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 herein is hereby incorporated in its entirety into Item 2.03 by reference.

Item 7.01.Regulation FD Disclosure.

A copy of the Company’s press release dated April 6, 2020, is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The exhibit and information furnished pursuant to Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d) Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

10.1	First Amendment to Amended and Restated Credit Agreement among Matson, Inc., Bank of America, N.A. as the Agent, and the lenders thereto, dated as of March 31, 2020.

10.2	Amendment to November 5, 2013 Note Purchase Agreement among Matson, Inc. and the purchasers named therein, dated as of March 31, 2020.

10.3	Amendment to July 30, 2015 Note Purchase Agreement among Matson, Inc. and the purchasers named therein, dated as of March 31, 2020.

10.4	Amendment to Third Amended and Restated Note Purchase and Private Shelf Agreement among Matson, Inc. and the purchasers named therein, dated as of March 31, 2020.

10.5	Amendment to December 21, 2016 Note Purchase Agreement among Matson, Inc. and the purchasers named therein, dated as of March 31, 2020.

99.1	Press Release issued by Matson, Inc., dated April 6, 2020.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATSON, INC.

/s/ Joel M. Wine
Joel M. Wine
Senior Vice President and Chief Financial Officer

Dated: April 6, 2020

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